                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2000



                                  EarthWeb Inc.

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               (Exact Name of Registrant as Specified in Charter)

      Delaware                             0-25107                  13-3899472
(State or Other Jurisdiction      (Commission File Number)       (IRS Employer
    of Incorporation)                                          Identification No.)

       3 Park Avenue, New York, NY                                    10016
(Address of Principal Executive Offices)                            (Zip Code)

                                 (212) 725-6550

              (Registrant's telephone number, including area code)
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ITEM 5  OTHER EVENTS.

On December 11, 2000, EarthWeb Inc. (the "Company") issued a news release with respect to developments in its education courseware business and MeasureUp's Test Preparation Products. The release is attached. Income Statements for the education courseware business are also attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EARTHWEB INC.
                                      (Registrant)


                                      By: /s/ Michael P. Durney
                                      ------------------------------
                                      Senior Vice President and Chief Financial
                                      Officer


Exhibit Index
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Exhibit No.         Item

1                   News Release Issued by EarthWeb Inc. dated December 11, 2000

2                   Education Courseware Business Income Statements